[Pioneer Logo]




PIONEER BALANCED
FUND




SEMIANNUAL REPORT 6/30/97

    TABLE OF CONTENTS

   -----------------------------------------------------------------------------

    Letter from the Chairman                                       1
    Portfolio Summary                                              2
    Performance Update                                             3
    Portfolio Management Discussion                                6
    Schedule of Investments                                        9
    Financial Statements                                           16
    Notes to Financial Statements                                  22
    Report of Independent Public Accountants                       26
    Trustees, Officers and Service Providers                       27
    Programs and Services for Pioneer Shareowners                  28

     PIONEER BALANCED FUND

   -----------------------------------------------------------------------------
     LETTER FROM THE CHAIRMAN 6/30/97

     DEAR SHAREOWNER,
   -----------------------------------------------------------------------------

     It is with pleasure that I introduce this report for Pioneer Balanced Fund, covering the six months ended June 30, 1997. I thank you for your interest, and for this opportunity to comment briefly on the Fund and today's investing environment.

     The past six months included the beginning of a new era for your Fund. Shareowners approved a series of proposals on January 14, and set in motion a number of important changes we believe will be in your long-term best interest. Beginning on February 3, your Fund became Pioneer Balanced Fund, and your investment team began working to bring the Fund in line with its new investment objective of growth and income.

     The Fund still invests in both stocks and bonds, although each security no longer is expected to provide income. Instead, the team uses a proprietary model to determine the appropriate mix of growth-oriented stocks, dividend-paying stocks and a variety of bonds. Portfolio manager William Field, a member of our core equities investment team, had a busy and productive period leading this effort since he assumed responsibility for the Fund's day-to-day management on January 27. I encourage you to read this report to learn about the Fund's progress.

     If you have questions about Pioneer Balanced Fund, please contact your investment representative, or Pioneer at 1-800-225-6292. Thank you for your support.

     Respectfully,

     /s/ John F. Gogan, Jr.
     John F. Cogan, Jr.,
     Chairman and President

     PIONEER BALANCED FUND

--------------------------------------------------------------------------------
     PORTFOLIO SUMMARY 6/30/97

     PORTFOLIO DIVERSIFICATION
   -----------------------------------------------------------------------------
     (As a percentage of total investment portfolio)

    U.S. Convertible                            U.S. Common Stocks 52.1%
     Securities 0.3%

    U.S. Preferred
        Stock 1.6%
                                  [PIE CHART]
     Short-Term Cash                           U.S. Corporate Bonds 30.0%
    Equivalents 3.7%
                                      U.S. Government Securities 12.3%

     SECTOR DISTRIBUTION
   -----------------------------------------------------------------------------
     (As a percentage of long-term holdings)

                                 Financial 22%
         Other 6%
                                                       Technology 16%
        Utilities 5%              [PIE CHART]

            Energy 5%                             Government Securities
                                                                    13%
         Capital Goods 6%                       Services 13%

         Consumer Non-Durables 7%          Basic Industries 7%


     10 LARGEST HOLDINGS

   -----------------------------------------------------------------------------
     (As a percentage of long-term holdings)


      1.  U.S. Treasury Notes, 5.875%,   3.66%     6.  The Chase Manhattan Corp.     2.49%
          1/31/99
      2.  U.S. Treasury Bond, 6.5%,      3.65      7.  General Motors Corp., 9.4%,   2.20
          10/15/06                                     7/15/21
      3.  U.S. Treasury Notes, 6.25%,    3.65      8.  Compaq Computer Corp.         2.18
          1/31/02
      4.  Avnet, Inc.                    2.81      9.  Columbia/HCA Healthcare       2.16
                                                       Corp.
      5.  Washington Mutual, Inc.        2.63     10.  Integrated Health Services,   2.11
                                                       Inc.

     Fund holdings will vary for other periods.

    PIONEER BALANCED FUND

  ------------------------------------------------------------------------------
    PERFORMANCE UPDATE 6/30/97                                CLASS A SHARES

    SHARE PRICES AND DISTRIBUTIONS

   -----------------------------------------------------------------------------

           NET ASSET VALUE
              PER SHARE            6/30/97        12/31/96
                                  $11.14           $10.65

       DISTRIBUTIONS PER SHARE     INCOME        SHORT-TERM       LONG-TERM
        (12/31/96 - 6/30/97)      DIVIDENDS    CAPITAL GAINS    CAPITAL GAINS
                                  $0.18              -                -

    INVESTMENT RETURNS

   -----------------------------------------------------------------------------
    The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Balanced Fund at public offering price, compared to the growth of the Standard & Poor's 500 Index and the Lehman Brothers Government/Corporate Bond Index.

AVERAGE ANNUAL TOTAL RETURNS
(As of June 30, 1997)
                                                                    Lehman Bros.
                                              Pioneer                Govt/Corp.
                                             Balanced      S&P 500     Bonds
                                               Fund*        Index      Index

                                                 9550        10000       10000
             NET ASSET     PUBLIC OFFERING      10063         9310       10748
PERIOD         VALUE            PRICE           11420        11221       12076
10 Years       9.70%            9.20%           12415        13061       12935
5 Years        9.83             8.82            13419        14026       14257
1 Year        15.57            10.32            15083        15915       16278
                                                17082        18077       18419
* Reflects deduction of the maximum             16878        18319       18150
  4.50% sales charge at the beginning           18784        23087       20467
  of the period and assumes reinvest-           20858        29101       21420
  ment of distributions at net asset            24106        39164       23080
  value.

                                          == Pioneer Balanced Fund*
                                          -- Lehman Brothers Government/
                                             Corporate Bonds Index
                                          __ Standard & Poor's 500 Index


    The Fund adopted its current name and investment objective on February 3, 1997. Prior to that date, the Fund's name was Pioneer Income Fund and its objective was income from a portfolio of income-producing bonds and stocks.

    The Lehman Brothers Government/Corporate Bond Index is an unmanaged, composite index of the U.S. bond market. It contains 5,353 issues, including Treasury and government agency securities, investment-grade corporate bonds and Yankee bonds. The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.

    Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

    PIONEER BALANCED FUND

--------------------------------------------------------------------------------
    PERFORMANCE UPDATE 6/30/97                                CLASS B SHARES

    SHARE PRICES AND DISTRIBUTIONS

   -----------------------------------------------------------------------------

           NET ASSET VALUE
              PER SHARE            6/30/97        12/31/96
                                  $11.08       $10.59

       DISTRIBUTIONS PER SHARE     INCOME        SHORT-TERM       LONG-TERM
        (12/31/96 - 6/30/97)      DIVIDENDS    CAPITAL GAINS    CAPITAL GAINS
                                  $0.14              -                -

    INVESTMENT RETURNS

   -----------------------------------------------------------------------------
    The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Balanced Fund, compared to the growth of the Standard & Poor's 500 Index and the Lehman Brothers
    Government/Corporate Bond Index.

AVERAGE ANNUAL TOTAL RETURNS
(As of June 30, 1997)


                                                                    Lehman Bros.
                                              Pioneer                Govt/Corp.
                                             Balanced      S&P 500     Bonds
                                               Fund*        Index      Index

                                                10000        10000       10000
                IF               IF             10397        10639       10502
PERIOD         HELD           REDEEMED*         10813        11485       10703
Life-of-Fund  13.35%           12.16%           11374        12170       11202
(4/28/95)                                       11330        12831       10940
1 Year        14.73            10.73            11455        13410       10991
                                                11672        13821       11186
* Reflects deduction of the maximum             12400        14978       11528
  applicable contingent deferred sales          12235        15369       11428
  charge (CDSC) at the end of the               12842        18048       11843
  period and assumes reinvestment
  of distributions. The maximum CDSC
  of 4% declines over six years.
                                                == Pioneer Balanced Fund*
                                                -- Lehman Brothers Government/
                                                   Corporate Bonds Index
                                                __ Standard & Poor's 500 Index


    The Fund adopted its current name and investment objective on February 3, 1997. Prior to that date, the Fund's name was Pioneer Income Fund and its objective was income from a portfolio of income-producing bonds and stocks.

    The Lehman Brothers Government/Corporate Bond Index is an unmanaged, composite index of the U.S. bond market. It contains 5,353 issues, including Treasury and government agency securities, investment-grade corporate bonds and Yankee bonds. The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.

    Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

    PIONEER BALANCED FUND

  ------------------------------------------------------------------------------
    PERFORMANCE UPDATE 6/30/97                               CLASS C SHARES

    SHARE PRICES AND DISTRIBUTIONS

   -----------------------------------------------------------------------------

           NET ASSET VALUE
              PER SHARE            6/30/97        12/31/96
                                  $11.14       $10.62

       DISTRIBUTIONS PER SHARE     INCOME        SHORT-TERM       LONG-TERM
        (12/31/96 - 6/30/97)      DIVIDENDS    CAPITAL GAINS    CAPITAL GAINS
                                  $0.14              -                -

    INVESTMENT RETURNS

   -----------------------------------------------------------------------------
    The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Balanced Fund compared to the growth of the Standard & Poor's 500 Index and the Lehman Brothers
    Government/Corporate Bond Index.

AVERAGE ANNUAL TOTAL RETURNS
(As of June 30, 1997)

                IF               IF
PERIOD         HELD           REDEEMED*
Life-of-Fund  10.25%           10.25%
(11/2/95)
1 Year        15.17            15.17

* Assumes reinvestment of distributions.
  The 1% contingent deferred sales
  charge (CDSC) applies to redemptions
  made within one year of purchase.

              Date          Pioneer       S&P 500      Lehman Bros.
                         Balanced Fund     Index      Govt/Corp Bond

           1/31/96           10,000        10,000       10,000
           2/29/96            9,856        10,096        9,788
           3/31/96            9,865        10,193        9,706
           4/30/96            9,904        10,343        9,639
           5/31/96            9,904        10,610        9,622
           6/30/96            9,974        10,653        9,751
           7/31/96            9,925        10,179        9,774
           8/31/96            9,954        10,395        9,750
           9/30/96           10,163        10,979        9,924
          10/31/96           10,443        11,280       10,155
          11/30/96           10,753        12,136       10,342
          12/31/96           10,812        11,898       10,227
           1/31/97           11,035        12,637       10,239
           2/28/97           11,127        12,739       10,261
           3/31/97           10,678        12,209       10,139
           4/30/97           10,811        12,938       10,287
           5/31/97           11,385        13,733       10,383
           6/30/97           11,487        14,337       10,507




                                                == Pioneer Balanced Fund*
                                                -- Lehman Brothers Government/
                                                   Corporate Bonds Index
                                                __ Standard & Poor's 500 Index


    The Fund adopted its current name and investment objective on February 3, 1997. Prior to that date, the Fund's name was Pioneer Income Fund and its objective was income from a portfolio of income-producing bonds and stocks.

    The Lehman Brothers Government/Corporate Bond Index is an unmanaged, composite index of the U.S. bond market. It contains 5,353 issues, including Treasury and government agency securities, investment-grade corporate bonds and Yankee bonds. The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stock listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.

    Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

     PIONEER BALANCED FUND

--------------------------------------------------------------------------------
     PORTFOLIO MANAGEMENT DISCUSSION 6/30/97

     DEAR SHAREOWNER,

   -----------------------------------------------------------------------------

     Welcome to the first semiannual report on Pioneer Balanced Fund, covering the six months ended June 30, 1997. It was a busy and challenging period as we brought the portfolio in line with the Fund's new objective of growth and income. (Until February 3, the Fund was Pioneer Income Fund and its primary objective was income.)

     Over the past six months, the Dow Jones Industrial Average of 30 large, familiar companies moved at a record pace - returning 20.11%
     - with a brief pause in March near the Federal Reserve's slight increase in short-term interest rates. Small and mid-sized stocks posted more modest gains, with the Nasdaq Composite Index rising 11.70%. The Lehman Brothers Government/Corporate Bond Index was up 2.74%, even though concerns about the pace of economic growth, inflation, changes in interest rates and stock market volatility kept bond investors on their toes.

     PORTFOLIO TRANSITION: BUILDING FOR THE FUTURE
     We spent February and March restructuring the portfolio, with the goal of making the Fund a conservative "core" holding for a variety of investors. At the end of December, 58% of the portfolio was invested in bonds, 39% in dividend-paying stocks and 3% in short-term cash equivalents. To determine a new, broader mix, we developed a proprietary model that examines a number of variables, including economic and market conditions. The model indicates the appropriate blend of securities, given the Fund's conservative nature. By the end of the first quarter, the Fund had 8% in growth-oriented stocks, 45% in dividend-paying stocks, 43% in bonds and 4% in cash equivalents. The March dividend of $0.09 per share (Class A) reflects the changes; we expect to maintain approximately the same rate going forward, unless we see a significant move in interest rates.

     We are encouraged by recent results. For the three months ended June 30, roughly the life of the Fund's revamped portfolio, Class A Shares generated a total return of 7.56%, 7.41% for Class B Shares and 7.58% for Class C Shares. For the full six-month period, the Fund returned 6.33% for Class A Shares, 5.98% for Class B Shares and 6.25% for Class C Shares. (Returns do not include sales charges.)

     PIONEER BALANCED FUND

--------------------------------------------------------------------------------

     Going forward, given the blend of stocks and bonds in the portfolio, you should expect the Fund's returns to be somewhere between those of the Standard & Poor's 500 Index and the Lehman Brothers
     Government/Corporate Bond Index.

     STOCKS: LOOKING FOR VALUE, COMPANY BY COMPANY
     The Fund's dual emphasis on growth and income gives us flexibility to choose from a variety of stocks, those that pursue growth and those that pay dividends. (Previously, each stock had to contribute income, eliminating most growth-oriented companies.) Portfolio holdings represent firms of many sizes, in many stages of growth.

     We select stocks using a "value" approach, looking for stocks trading at prices lower than what we think a company is really worth. This strategy requires in-depth research, patience and discipline. We take a "bottom-up" look at individual companies, paying close attention to product and market position, cash flow, debt, management strength and the amount of stock owned by company officers. When we buy, we also set target prices for selling, reflecting what we consider to be "full" value. We are prepared to wait for a stock to hit our target. However, we monitor holdings so we can revise our target, or sell, if fundamental characteristics change.

     LARGER STOCKS BEST PERFORMERS
     The Fund's holdings in large companies turned in top results. Financial and technology stocks were particularly strong. Notable were Compaq, up 30.6% over the past three months, and Washington Mutual, up 24.5%. Telephone companies NYNEX and Bell South both hit their target prices, and we sold them to lock-in profits.

     Demand was weak for stocks of smaller companies, and we took advantage of opportunities to buy good-quality stocks at relatively low prices. New holdings in this category include Clayton Homes, a manufacturer of prefabricated housing, and consumer products maker First Brands. Even though smaller stocks currently are not in vogue, we believe the Fund's acquisitions have good long-term prospects.

     We generally don't look for companies based on industry. An exception has been real estate investment trusts (REITs), 5.4% of the portfolio as of June 30. REITs provide a generous amount of income, and their

     PIONEER BALANCED FUND

--------------------------------------------------------------------------------
     PORTFOLIO MANAGEMENT DISCUSSION 6/30/97  (CONTINUED)

     prices tend to move independently of the overall stock market. Recently, that has meant lagging other stocks, but we are confident REITs will show renewed life as the year progresses.

     BONDS ADVANCE IN TENUOUS MARKET
     Quality is important for this Fund, and the average quality of bonds in the portfolio was A on June 30. Treasury and corporate securities both make important contributions to the income stream. Because they are "liquid" - have a ready market of buyers and sellers - we also use Treasurys to manage the bond portfolio's duration. (Duration measures sensitivity to interest rates, with the bond portion of the portfolio likely to change in value by one percentage point for every percentage point change in interest rates, up or down. The greater the duration, the greater the risk.) Overall, bond holdings had a conservative duration of 5.5 years on June 30.

     We added some new corporate bond holdings. Quorum Health Group, the third-largest hospital management company in the country, has shown good earnings growth and strong cash flow. Riggs National Corp. is the last remaining independent bank in Washington, D.C.

     LOOKING FORWARD
     Pioneer Balanced Fund offers shareowners important advantages: the potential for both growth and regular income, along with instant diversification among stocks and bonds. We will continue to keep the needs of the conservative investor in mind while seeking to provide competitive returns. Because we use a value strategy for stocks and focus on quality for bonds, the Fund isn't likely to move as quickly as more aggressive investments - either up or down. For patient investors, we think this is a recipe for long-term success. Thank you for your support.

     Respectfully,

     /s/ William C. Field
     William C. Field,
     Portfolio Manager

     PIONEER BALANCED FUND

--------------------------------------------------------------------------------
     SCHEDULE OF INVESTMENTS 6/30/97

  PRINCIPAL
  AMOUNT                                                            VALUE
               INVESTMENT IN SECURITIES - 96.3%
               CONVERTIBLE CORPORATE BONDS - 0.3%
$   40,000     Atlantic Richfield, Exchangeable Note, 9.0%,
               9/15/97                                           $    855,000
                                                                 ------------
               TOTAL CONVERTIBLE CORPORATE BONDS
               (Cost $990,000)                                   $    855,000
                                                                 ------------

  SHARES
               PREFERRED STOCKS - 1.6%
   117,000     Elf Overseas, (Non-voting)                        $  3,071,250
    38,150     Sprint Corp., Conv., 8.25%, 3/31/00                  1,368,631
                                                                 ------------
               TOTAL PREFERRED STOCKS
               (Cost $4,273,401)                                 $  4,439,881
                                                                 ------------
               COMMON STOCKS - 52.1%
               BASIC INDUSTRIES - 0.7%
               METALS & MINING - 0.7%
    50,000     Newmont Mining Corp.                              $  1,950,000
    25,000     Vaal Reefs Exploration & Mining Co., Ltd.
               (A.D.R.)                                               120,313
                                                                 ------------
               TOTAL BASIC INDUSTRIES                            $  2,070,313
                                                                 ------------
               CAPITAL GOODS - 3.7%
               CONSTRUCTION & ENGINEERING - 1.4%
    31,000     AGCO Corp.                                        $  1,112,125
   200,000     Clayton Homes, Inc.                                  2,850,000
                                                                 ------------
                                                                 $  3,962,125
                                                                 ------------
               PRODUCER GOODS - 2.3%
   110,000     Durco International, Inc.                         $  3,217,500
    83,300     Helix Technology Corp.                               3,373,650
                                                                 ------------
                                                                 $  6,591,150
                                                                 ------------
               TOTAL CAPITAL GOODS                               $ 10,553,275
                                                                 ------------
               CONSUMER DURABLES - 0.6%
               MOTOR VEHICLES - 0.6%
    50,000     Chrysler Corp.                                    $  1,640,625
                                                                 ------------
               TOTAL CONSUMER DURABLES                           $  1,640,625
                                                                 ------------

   The accompanying notes are an integral part of these financial statements.  9

     PIONEER BALANCED FUND

--------------------------------------------------------------------------------
     SCHEDULE OF INVESTMENTS 6/30/97                              (CONTINUED)

  SHARES                                                            VALUE
               CONSUMER NON-DURABLES - 4.7%
               AGRICULTURE & FOOD - 1.5%
    20,000     CPC International, Inc.                           $  1,846,250
    50,000     H.J. Heinz Co.                                       2,306,250
                                                                 ------------
                                                                 $  4,152,500
                                                                 ------------
               HOME PRODUCTS - 1.1%
   135,000     First Brands Corp.                                $  3,096,562
                                                                 ------------
               RETAIL NON-FOOD - 2.1%
    70,000     J.C. Penney Co., Inc.                             $  3,653,125
    40,000     Nike, Inc.                                           2,335,000
                                                                 ------------
                                                                 $  5,988,125
                                                                 ------------
               TOTAL CONSUMER NON-DURABLES                       $ 13,237,187
                                                                 ------------
               ENERGY - 2.1%
               OIL & GAS EXTRACTION - 1.6%
    29,000     Amoco Corp.                                       $  2,521,188
    30,000     Mobil Corp.                                          2,096,250
                                                                 ------------
                                                                 $  4,617,438
                                                                 ------------
               OIL REFINING & DRILLING - 0.5%
    20,000     Atlantic Richfield Co.                            $  1,410,000
                                                                 ------------
               TOTAL ENERGY                                      $  6,027,438
                                                                 ------------
               FINANCIAL - 15.0%
               COMMERCIAL BANK - 0.5%
    15,000     First Union Corp.                                 $  1,400,625
                                                                 ------------
               MISC. FINANCE - 3.8%
    70,000     The Chase Manhattan Corp.                         $  6,794,375
    30,000     GreenPoint Financial Corp.                           1,996,875
   100,000     Ocwen Asset Investment Corp.*                        2,025,000
                                                                 ------------
                                                                 $ 10,816,250
                                                                 ------------
               REAL ESTATE INVESTMENT TRUSTS - 5.4%
   110,000     Arden Realty Group, Inc.                          $  2,860,000
   125,000     Cali Reality Corp.                                   4,250,000
   115,100     Carramerica Realty Corp.                             3,309,125
    45,000     Franchise Finance Corp. of America                   1,172,813
   144,200     Gables Residential Trust                             3,641,050
                                                                 ------------
                                                                 $ 15,232,988
                                                                 ------------

  10
   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND

--------------------------------------------------------------------------------

  SHARES                                                            VALUE
               SAVINGS & LOAN - 5.3%
   150,000     Bank Plus Corp.*                                  $  1,631,250
    90,300     Charter One Financial, Inc.                          4,864,912
    52,500     Washington Federal, Inc.                             1,348,594
   120,000     Washington Mutual, Inc.                              7,170,000
                                                                 ------------
                                                                 $ 15,014,756
                                                                 ------------
               TOTAL FINANCIAL                                   $ 42,464,619
                                                                 ------------
               SERVICES - 5.3%
               HEALTH & PERSONAL CARE - 4.6%
    72,000     Apria Healthcare Group, Inc.*                     $  1,273,500
   150,000     Columbia/HCA Healthcare Corp.                        5,896,875
   150,000     Integrated Health Services, Inc.                     5,775,000
                                                                 ------------
                                                                 $ 12,945,375
                                                                 ------------
               PHARMACEUTICALS - 0.7%
    25,000     American Home Products Corp.                      $  1,912,500
                                                                 ------------
               TOTAL SERVICES                                    $ 14,857,875
                                                                 ------------
               TECHNOLOGY - 14.7%
               COMPUTER SERVICES - 5.9%
    60,000     Compaq Computer Corp.*                            $  5,955,000
   198,000     FileNet Corp.*                                       2,871,000
   100,000     First Data Corp.                                     4,393,750
    80,000     Mercury Interactive Corp.*                           1,190,000
    60,000     Seagate Technology, Inc.*                            2,111,250
                                                                 ------------
                                                                 $ 16,521,000
                                                                 ------------
               ELECTRONICS - 8.3%
    80,000     Adaptec, Inc.*                                    $  2,780,000
    70,000     Arrow Electronics, Inc.*                             3,731,875
   130,000     Avnet, Inc.                                          7,661,875
     5,000     Cisco Systems, Inc.*                                   335,625
    30,000     Intel Corp.                                          4,254,375
   130,000     Lam Research Corp.*                                  4,818,125
                                                                 ------------
                                                                 $ 23,581,875
                                                                 ------------
               PHOTO/INSTRUMENTATION - 0.5%
    20,000     Eastman Kodak Co.                                 $  1,535,000
                                                                 ------------
               TOTAL TECHNOLOGY                                  $ 41,637,875
                                                                 ------------

   The accompanying notes are an integral part of these financial statements. 11

     PIONEER BALANCED FUND

--------------------------------------------------------------------------------
     SCHEDULE OF INVESTMENTS 6/30/97                              (CONTINUED)

  SHARES                                                            VALUE
               UTILITIES - 5.3%
               ELECTRIC UTILITY - 3.0%
   125,000     Allegheny Power Systems, Inc.                     $  3,335,937
   140,000     Dominion Resources, Inc.                             5,110,000
                                                                 ------------
                                                                 $  8,445,937
                                                                 ------------
               TELECOMMUNICATIONS - 2.0%
    40,000     Bellsouth Corp.                                   $  1,847,500
    85,000     GTE Corp.                                            3,729,375
                                                                 ------------
                                                                 $  5,576,875
                                                                 ------------
               WATER UTILITY - 0.3%
    28,700     E'Town Corp.                                      $    886,113
                                                                 ------------
               TOTAL UTILITIES                                   $ 14,908,925
                                                                 ------------
               TOTAL COMMON STOCKS
               (Cost $134,081,582)                               $147,398,132
                                                                 ------------

                S&P/MOODY'S
 PRINCIPAL        RATINGS
  AMOUNT        (UNAUDITED)
                                DEBT OBLIGATIONS - 42.3%
                                CORPORATE BONDS - 30.0%
                                BASIC INDUSTRIES - 4.8%
$ 2,000,000    B+/B1            Bethlehem Steel Corp., 10.375%,
                                9/1/03                           $  2,102,500
  2,000,000    BBB/Baa1         Bowater, Inc., 9.0%, 8/1/09         2,272,380
  4,000,000    BBB-/Baa2        Georgia Pacific Co., 9.875%,
                                11/1/21                             4,412,120
  4,000,000    BBB-/Baa3        USX Corp., 9.375%, 2/15/12          4,772,360
                                                                 ------------
                                TOTAL BASIC INDUSTRIES           $ 13,559,360
                                                                 ------------
                                CAPITAL GOODS - 2.2%
  3,000,000    BBB/Baa2         Joy Technologies, Inc., 10.25%,
                                9/1/03                           $  3,266,280
  3,000,000    BB+/A3           Washington Mutual Capital,
                                8.375%, 6/1/27                      3,056,190
                                                                 ------------
                                TOTAL CAPITAL GOODS              $  6,322,470
                                                                 ------------
                                CONSUMER DURABLES - 2.1%
  5,000,000    A-/A3            General Motors Corp., 9.4%,
                                7/15/21                          $  5,989,800
                                                                 ------------
                                TOTAL CONSUMER DURABLES          $  5,989,800
                                                                 ------------

  12
   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND

--------------------------------------------------------------------------------

                S&P/MOODY'S
 PRINCIPAL        RATINGS
  AMOUNT        (UNAUDITED)                                         VALUE
                                CONSUMER NON-DURABLES - 1.8%
$ 3,300,000    BB+/Ba3          Freeport-McMoRan Resource
                                Partners, L.P., 8.75%, 2/15/04   $  3,374,250
  1,500,000    A/A2             May Department Stores Co.,
                                9.875%, 6/15/00                     1,626,000
                                                                 ------------
                                TOTAL CONSUMER NON-DURABLES      $  5,000,250
                                                                 ------------
                                ENERGY - 2.5%
  2,500,000    BBB/Baa1         Ashland Oil Co., 8.8%, 11/15/12  $  2,782,150
  4,100,000    A-/A3            Phillips Petroleum Co., 8.86%,
                                5/15/22                             4,290,814
                                                                 ------------
                                TOTAL ENERGY                     $  7,072,964
                                                                 ------------
                                FINANCIAL - 6.1%
  4,000,000    A+/A1            Ford Motor Credit Co., 9.14%,
                                12/30/14                         $  4,416,760
  2,000,000    A-/A3            General Motors Acceptance
                                Corp., 8.5%, 1/1/03                 2,147,620
  5,000,000    AAA/Aaa          General Electric Capital Corp.,
                                8.85%, 4/1/05                       5,573,650
  5,000,000    BB-/Ba1          Riggs National Corp., 8.5%,
                                2/1/06                              5,151,250
                                                                 ------------
                                TOTAL FINANCIAL                  $ 17,289,280
                                                                 ------------
                                SERVICES - 7.0%
  5,000,000    BBB/Baa3         News America Holdings, Inc.,
                                8.25%, 8/10/18                   $  5,046,700
  5,000,000    BB-/B1           Quorum Health Group, 8.75%,
                                11/1/05                             5,131,250
  5,000,000    B+/Ba3           Tenet Healthcare Corp., 9.625%,
                                9/1/02                              5,425,000
  2,000,000    BBB-/Ba1         Time Warner, Inc., 9.15%,
                                2/1/23                              2,205,200
  2,000,000    BB-/B1           Viacom International, Inc.,
                                10.25%, 9/15/01                     2,180,000
                                                                 ------------
                                TOTAL SERVICES                   $ 19,988,150
                                                                 ------------
                                TECHNOLOGY - 0.4%
  1,000,000    B+/B1            Unisys Corp., 15.0%, 7/1/97      $  1,000,000
                                                                 ------------
                                TOTAL TECHNOLOGY                 $  1,000,000
                                                                 ------------

   The accompanying notes are an integral part of these financial statements. 13

     PIONEER BALANCED FUND

--------------------------------------------------------------------------------
     SCHEDULE OF INVESTMENTS 6/30/97                              (CONTINUED)

                S&P/MOODY'S
 PRINCIPAL        RATINGS
  AMOUNT        (UNAUDITED)                                         VALUE
                                TRANSPORTATION - 3.1%
$ 5,000,000    BBB/Baa1         Delta Air Lines, Inc., 9.2%,
                                9/23/14                          $  5,634,350
  3,000,000    BBB+/Baa2        Kansas City Southern
                                Industries, Inc., 8.8%, 7/1/22      3,141,090
                                                                 ------------
                                TOTAL TRANSPORTATION             $  8,775,440
                                                                 ------------
                                TOTAL CORPORATE BONDS            $ 84,997,714
                                                                 ------------
                                U.S. GOVERNMENT OBLIGATIONS - 12.3%
 10,000,000                     U.S. Treasury Bond, 6.5%,
                                10/15/06                         $  9,958,500
  5,000,000                     U.S. Treasury Notes, 5.875%,
                                11/15/99                            4,969,000
 10,000,000                     U.S. Treasury Notes, 6.25%,
                                1/31/02                             9,945,000
 10,000,000                     U.S. Treasury Notes, 5.875%,
                                1/31/99                             9,981,400
                                                                 ------------
                                TOTAL U.S. GOVERNMENT
                                OBLIGATIONS                      $ 34,853,900
                                                                 ------------
                                TOTAL DEBT OBLIGATIONS
                                (Cost $119,176,642)              $119,851,614
                                                                 ------------
                                TOTAL INVESTMENT IN SECURITIES
                                (Cost $258,521,625)              $272,544,627
                                                                 ------------

  14
   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND

--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                            VALUE
                TEMPORARY CASH INVESTMENT - 3.7%
                COMMERCIAL PAPER - 3.7%
$10,557,000     Ford Motor Credit Co., 6.11%, 7/1/97
                                                                 $ 10,557,000
                                                                 ------------
                TOTAL TEMPORARY CASH INVESTMENT
                (Cost $10,557,000)                               $ 10,557,000
                                                                 ------------
                TOTAL INVESTMENT IN SECURITIES AND TEMPORARY
                CASH INVESTMENT - 100%
                (Cost $269,078,625) (a)                          $283,101,627
                                                                 ============


 *  Non-incoming producing security.

(a) At June 30, 1997, the net unrealized gain on investments based on cost for federal income tax purposes of $269,094,376 was as follows:

      Aggregate gross unrealized gain for all investments in
      which there is an excess of value over tax cost             $18,573,756
      Aggregate gross unrealized loss for all investments in
      which there is an excess of tax cost over value              (4,566,505)
                                                                  -----------
      Net unrealized gain                                         $14,007,251
                                                                  ===========

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 1997 were as follows:

                                                          PURCHASES          SALES
                                                         ------------     ------------
Long-Term U.S. Government                                $ 39,793,750     $  5,995,781
Other Long-Term Securities                               $170,644,822     $214,215,758

   The accompanying notes are an integral part of these financial statements. 15

     PIONEER BALANCED FUND

--------------------------------------------------------------------------------
     BALANCE SHEET 6/30/97

  ASSETS:
     Investment in securities, at value (including temporary cash
        investments of $10,557,000) (cost $269,078,625)                        $283,101,627
     Cash                                                                            25,066
     Receivables -
        Investment securities sold                                                  934,219
        Fund shares sold                                                            242,119
        Dividends and interest                                                    3,027,702
     Other                                                                              928
                                                                               ------------
           Total assets                                                        $287,331,661
                                                                               ------------
  LIABILITIES:
     Payables -
        Investment securities purchased                                        $  2,598,809
        Fund shares repurchased                                                     263,851
     Due to affiliates                                                              391,113
     Accrued expenses                                                                23,747
                                                                               ------------
           Total liabilities                                                   $  3,277,520
                                                                               ------------
  NET ASSETS:
     Paid-in capital                                                           $238,817,885
     Accumulated undistributed net investment income                              1,135,370
     Accumulated undistributed net realized gain                                 30,077,884
     Net unrealized gain on investments                                          14,023,002
                                                                               ------------
           Total net assets                                                    $284,054,141
                                                                               ============
  NET ASSET VALUE PER SHARE:
  (Unlimited number of shares authorized)
     Class A (based on $273,875,727/24,574,032 shares)                         $      11.14
                                                                               ============
     Class B (based on $9,041,421/816,038 shares)                              $      11.08
                                                                               ============
     Class C (based on $1,136,993/102,019 shares)                              $      11.14
                                                                               ============
  MAXIMUM OFFERING PRICE:
     Class A                                                                   $      11.66
                                                                               ============

  16
   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND

--------------------------------------------------------------------------------
     STATEMENT OF OPERATIONS
     FOR THE SIX MONTHS ENDED 6/30/97

  INVESTMENT INCOME:
     Dividends                                                 $1,891,490
     Interest                                                   5,242,989
                                                               ----------
           Total investment income                                               $  7,134,479
                                                                                 ------------
  EXPENSES:
     Management fees                                           $  862,324
     Transfer agent fees
        Class A                                                   282,848
        Class B                                                    10,380
        Class C                                                     1,221
     Distribution fees
        Class A                                                   330,471
        Class B                                                    38,438
        Class C                                                     6,229
     Accounting                                                    34,590
     Custodian fees                                                26,843
     Registration fees                                             27,494
     Professional fees                                             32,458
     Printing                                                      24,300
     Fees and expenses of nonaffiliated trustees                    9,568
     Miscellaneous                                                 13,966
                                                               ----------
           Total expenses                                                        $  1,701,130
           Less fees paid indirectly                                                  (32,306)
                                                                                 ------------
           Net expenses                                                          $  1,668,824
                                                                                 ------------
              Net investment income                                              $  5,465,655
                                                                                 ------------
  REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
     Net realized gain on investments                                            $ 28,014,087
     Change in net unrealized gain on investments                                 (16,169,704)
                                                                                 ------------
        Net gain on investments                                                  $ 11,844,383
                                                                                 ------------
        Net increase in net assets resulting from operations                     $ 17,310,038
                                                                                 ============

   The accompanying notes are an integral part of these financial statements. 17

     PIONEER BALANCED FUND

--------------------------------------------------------------------------------
     STATEMENTS OF CHANGES IN NET ASSETS
     FOR THE SIX MONTHS ENDED 6/30/97 AND THE YEAR ENDED 12/31/96

                                                                 SIX MONTHS
                                                                   ENDED         YEAR ENDED
                                                                  6/30/97         12/31/96
  FROM OPERATIONS:
  Net investment income                                         $  5,465,655    $ 17,199,660
  Net realized gain on investments                                28,014,087       2,594,045
  Change in net unrealized gain on investments                   (16,169,704)      6,288,804
                                                                ------------    ------------
        Net increase in net assets resulting from operations    $ 17,310,038    $ 26,082,509
                                                                ------------    ------------
  DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income:
        Class A ($0.18 and $0.62 per share, respectively)       $ (4,471,618)   $(16,361,461)
        Class B ($0.14 and $0.52 per share, respectively)           (105,078)       (242,093)
        Class C ($0.14 and $0.49 per share, respectively)            (16,757)        (31,699)
  In excess of net investment income:
        Class B ($0.00 and $0.05 per share, respectively)                  -         (33,567)
        Class C ($0.00 and $0.08 per share, respectively)                  -          (7,943)
  From net realized gain:
        Class A ($0.00 and $0.00 per share, respectively)                  -         (31,088)
        Class B ($0.00 and $0.00 per share, respectively)                  -          (1,181)
        Class C ($0.00 and $0.00 per share, respectively)                  -            (116)
                                                                ------------    ------------
              Total distributions to shareholders               $ (4,593,453)   $(16,709,148)
                                                                ------------    ------------
  FROM FUND SHARE TRANSACTIONS:
  Net proceeds from sale of shares                              $ 16,145,723    $ 30,741,958
  Reinvestment of distributions                                    3,929,865      14,065,908
  Cost of shares repurchased                                     (32,801,245)    (53,556,419)
                                                                ------------    ------------
        Net decrease in net assets resulting from
           fund share transactions                              $(12,725,657)   $ (8,748,553)
                                                                ------------    ------------
        Net increase (decrease) in net assets                   $     (9,072)   $    624,808
  NET ASSETS:
  Beginning of period                                            284,063,213     283,438,405
                                                                ------------    ------------
  End of period (including accumulated undistributed net
    investment income of $1,135,370 and $263,168,
    respectively)                                               $284,054,141    $284,063,213
                                                                ============    ============

                                        '97 SHARES   '97 AMOUNT   '96 SHARES   '96 AMOUNT

 CLASS A
 Shares sold                             1,226,746  $ 13,256,362   2,362,021  $ 24,241,197
 Reinvestment of distributions             350,111     3,825,228   1,360,560    13,797,072
 Less shares repurchased                (2,931,075)  (31,561,820) (5,136,994)  (52,728,595)
                                        ----------  ------------  ----------  ------------
         Net decrease                   (1,354,218) $(14,480,230) (1,414,413) $(14,690,326)
                                        ==========  ============  ==========  ============
 CLASS B
 Shares sold                               230,219  $  2,476,576     535,117  $  5,482,009
 Reinvestment of distributions               8,432        91,719      23,415       237,783
 Less shares repurchased                   (77,916)     (828,791)    (78,441)     (799,735)
                                        ----------  ------------  ----------  ------------
         Net increase                      160,735  $  1,739,504     480,091  $  4,920,057
                                        ==========  ============  ==========  ============
 CLASS C
 Shares sold                                38,065  $    412,785      99,372  $  1,018,752
 Reinvestment of distributions               1,186        12,918       3,040        31,053
 Less shares repurchased                   (36,942)     (410,634)     (2,702)      (28,089)
                                        ----------  ------------  ----------  ------------
         Net increase                        2,309  $     15,069      99,710  $  1,021,716
                                        ==========  ============  ==========  ============

  18
   The accompanying notes are an integral part of these financial statements.

PIONEER BALANCED FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 6/30/97

                                              SIX MONTHS
                                                ENDED         YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED     YEAR ENDED
                                              6/30/97(a)       12/31/96      12/31/95      12/31/94     12/31/93(B)     12/31/92
CLASS A
Net asset value, beginning of period           $  10.65        $  10.30      $   9.11      $  10.21      $  10.13       $  10.14
                                               --------        --------      --------      --------      --------       --------
Increase (decrease) from investment
  operations:
   Net investment income                       $   0.22        $   0.64      $   0.66      $   0.66      $   0.65       $   0.65
   Net realized and unrealized gain (loss) on
      investments                                  0.45            0.33          1.29         (1.09)         0.37           0.09
                                               --------        --------      --------      --------      --------       --------
      Net increase (decrease) from investment
         operations                            $   0.67        $   0.97      $   1.95      $  (0.43)     $   1.02       $   0.74
Distributions to shareholders from:
   Net investment income                          (0.18)          (0.62)        (0.65)        (0.67)        (0.64)         (0.66)
   Net realized gain                                  -               -         (0.11)            -         (0.30)         (0.09)
                                               --------        --------      --------      --------      --------       --------
Net increase (decrease) in net asset value     $   0.49        $   0.35      $   1.19      $  (1.10)     $   0.08       $  (0.01)
                                               --------        --------      --------      --------      --------       --------
Net asset value, end of period                 $  11.14        $  10.65      $  10.30      $   9.11      $  10.21       $  10.13
                                               ========        ========      ========      ========      ========       ========
Total return*                                      6.33%           9.89%        22.00%        (4.31)%       10.24%          7.59%
Ratio of net expenses to average net assets        1.19%**+        1.10%+        1.13%+        1.11%         1.06%          0.99%
Ratio of net investment income to average net
  assets                                           3.92%**+        6.17%+        6.58%+        7.07%         6.52%          6.47%
Portfolio turnover rate                             161%**           31%           25%           50%           69%            54%
Average commission rate paid (1)               $ 0.0560        $ 0.0587             -             -             -              -
Net assets, end of period (in thousands)       $273,876        $276,064      $281,639      $259,970      $296,699       $250,033
Ratios assuming reduction for fees paid
  indirectly:
   Net expenses                                    1.17%**         1.08%         1.11%            -             -              -
   Net investment income                           3.94%**         6.19%         6.60%            -             -              -

(a) The Fund changed its investment objective on February 3, 1997.
(b) Prior to the assumption of the management agreement on December 1, 1993 by PMC, the Fund was advised by Mutual of Omaha Fund Management Company.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratios assuming no reduction for fees paid indirectly.
(1) Amount represents the rate of commission paid per share on the Fund's exchange listed security transactions.

   The accompanying notes are an integral part of these financial statements. 19

     PIONEER BALANCED FUND

--------------------------------------------------------------------------------
     FINANCIAL HIGHLIGHTS 6/30/97

                                         SIX MONTHS
                                           ENDED          YEAR ENDED      4/28/95 TO
                                         6/30/97(a)        12/31/96        12/31/95
  CLASS B
  Net asset value, beginning
     of period                            $  10.59         $  10.27         $ 9.55
                                          --------         --------         ------
  Increase from investment
     operations:
     Net investment income                $   0.17         $   0.52         $ 0.39
     Net realized and unrealized
        gain on investments                   0.46             0.37           0.90
                                          --------         --------         ------
        Net increase from
           investment operations          $   0.63         $   0.89         $ 1.29
  Distributions to shareholders:
     Net investment income                   (0.14)           (0.52)         (0.46)
     In excess of net investment
        income                                   -            (0.05)             -
     Net realized gain                           -                -          (0.11)
                                          --------         --------         ------
  Net increase in net asset value         $   0.49         $   0.32         $ 0.72
                                          --------         --------         ------
  Net asset value, end of period          $  11.08         $  10.59         $10.27
                                          ========         ========         ======
  Total return*                               5.98%            9.02%         13.74%
  Ratio of net expenses to
     average net assets                       2.02%**+         1.88%+         1.88%**+
  Ratio of net investment income
     to average net assets                    3.09%**+         5.45%+         5.83%**+
  Portfolio turnover rate                      161%**            31%            25%
  Average commission rate paid (1)        $ 0.0560         $ 0.0587              -
  Net assets, end of period
     (in thousands)                       $  9,041         $  6,940         $1,800
  Ratios assuming reduction of
     fees paid indirectly:
     Net expenses                             2.00%**          1.86%          1.78%**
     Net investment income                    3.11%**          5.47%          5.93%**

 (a)  The Fund changed its investment objective on February 3, 1997.
 *    Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
 **   Annualized.
 +    Ratios assuming no reduction for fees paid indirectly.
 (1)  Amount represents the rate of commission paid per share on the Fund's exchange listed security transactions.

   The accompanying notes are an integral part of these financial statements.
  20

     PIONEER BALANCED FUND

--------------------------------------------------------------------------------
     FINANCIAL HIGHLIGHTS 6/30/97

                                                        SIX MONTHS
                                                          ENDED           1/31/96 TO
                                                        6/30/97(a)         12/31/96
CLASS C
Net asset value, beginning of period                     $  10.62          $  10.39
                                                         --------          --------
Increase from investment operations:
   Net investment income                                 $   0.17          $   0.49
   Net realized and unrealized gain on
      investments                                            0.49              0.31
                                                         --------          --------
      Net increase from investment
         operations                                      $   0.66          $   0.80
Distributions to shareholders:
   Net investment income                                    (0.14)            (0.49)
   In excess of net investment income                           -             (0.08)
                                                         --------          --------
Net increase in net asset value                          $   0.52          $   0.23
                                                         --------          --------
Net asset value, end of period                           $  11.14          $  10.62
                                                         ========          ========
Total return*                                                6.25%             8.12%
Ratio of net expenses to average net assets                  1.94%**+          1.76%**+
Ratio of net investment income to average net
   assets                                                    3.19%**+          5.63%**+
Portfolio turnover rate                                       161%**             31%
Average commission rate paid(1)                          $ 0.0560          $ 0.0587
Net assets, end of period (in thousands)                 $  1,137          $  1,059
Ratios assuming reduction of fees paid
   indirectly:
   Net expenses                                              1.92%**           1.73%**
   Net investment income                                     3.21%**           5.66%**

(a)  The Fund changed its investment objective on February 3, 1997.
*    Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratio assuming no reduction for fees paid indirectly.
(1)  Amount represents the rate of commission paid per share on the Fund's exchange listed security transactions.

   The accompanying notes are an integral part of these financial statements. 21

     PIONEER BALANCED FUND

--------------------------------------------------------------------------------
     NOTES TO FINANCIAL STATEMENTS 6/30/97

     1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Pioneer Balanced Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Effective February 3, 1997, certain changes were made to the Fund's operations including, among other things, a new management contract and a change in the Fund's investment objective from current income consistent with preservation and conservation of capital to capital growth and current income. In connection with this policy change, the Fund changed its name from Pioneer Income Fund.

     The Fund offers three classes of shares -- Class A, Class B and Class C shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareholders, respectively.

     The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

     A. SECURITY VALUATION

        Security transactions are recorded on trade date. Debt securities are valued based on valuations furnished by independent pricing services that utilize matrix systems. These matrix systems reflect such factors as security prices, yields, maturities and ratings and are supplemented by dealer and exchange quotations and fair market value information from other sources, as required. Market discount and premium are accreted or amortized daily on a straight-line basis. Equity securities are valued at the last sale price on the principal exchange where they are traded. Securities

     PIONEER BALANCED FUND

--------------------------------------------------------------------------------

        that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

        Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

     B. FEDERAL INCOME TAXES

        It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

        The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     C. FUND SHARES

        The Fund records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc.
        (PGI). PFD earned $33,619 in underwriting commissions on the sale of fund shares during the six months ended June 30, 1997.

     PIONEER BALANCED FUND

--------------------------------------------------------------------------------
     NOTES TO FINANCIAL STATEMENTS 6/30/97                       (CONTINUED)

     D. CLASS ALLOCATIONS

        Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.
        Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

     2. MANAGEMENT AGREEMENT

     Pioneering Management Corporation (PMC), the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 0.65% of the Fund's average daily net assets up to $1 billion; 0.60% of the next $4 billion; and 0.55% of the excess over $5 billion.

     Prior to February 3, 1997, management fees were calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $250 million; 0.48% of the next $50 million; and 0.45% of the excess over $300 million.

     In addition, under the management agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At June 30, 1997, $164,073 was payable to PMC related to management fees and certain other services.

     PIONEER BALANCED FUND

--------------------------------------------------------------------------------

     3. TRANSFER AGENT

     PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $52,961 in transfer agent fees payable to PSC at June 30, 1997.

     4. DISTRIBUTION PLANS

     The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $174,079 in distribution fees payable to PFD at June 30, 1997.

     In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.0%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSC are paid to PFD. For the six months ended June 30, 1997, CDSCs in the amount of $7,255 were paid to PFD.

     5. EXPENSE REDUCTIONS

     The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the six months ended June 30, 1997, the Fund's expenses were reduced by $32,306 under such arrangements.

     PIONEER BALANCED FUND

--------------------------------------------------------------------------------
     REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

     TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF
     PIONEER BALANCED FUND:

     We have audited the accompanying balance sheet of Pioneer Balanced Fund (formerly Pioneer Income Fund), including the schedule of investments, as of June 30, 1997, and the related statement of operations, and the statements of changes in net assets for the periods presented and financial highlights for the six months ended June 30, 1997 and the three years ended December 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years ended December 31, 1993 were audited by other auditors whose report dated February 22, 1994 expressed an unqualified opinion.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Balanced Fund as of June 30, 1997, the results of its operations, and the changes in its net assets for the periods presented and financial highlights for the six months ended June 30, 1997, and the three years ended December 31, 1996, in conformity with generally accepted accounting principles.

     ARTHUR ANDERSEN LLP

     Boston, Massachusetts
     August 1, 1997

     PIONEER BALANCED FUND

--------------------------------------------------------------------------------
     TRUSTEES, OFFICERS AND SERVICE PROVIDERS

     TRUSTEES                       OFFICERS
     Mary K. Bush                   John F. Cogan, Jr., Chairman and
     John F. Cogan, Jr.               President
     Richard H. Egdahl, M.D.        David D. Tripple, Executive Vice
     Margaret B.W. Graham           President
     John W. Kendrick               William C. Field, Vice President
     Marguerite A. Piret            William H. Keough, Treasurer
     David D. Tripple               Joseph P. Barri, Secretary
     Stephen K. West
     John Winthrop

     INVESTMENT ADVISER
     Pioneering Management Corporation

     CUSTODIAN
     Brown Brothers Harriman & Co.

     INDEPENDENT PUBLIC ACCOUNTANTS
     Arthur Andersen LLP

     PRINCIPAL UNDERWRITER
     Pioneer Funds Distributor, Inc.

     LEGAL COUNSEL
     Hale and Dorr LLP

     SHAREOWNER SERVICES AND TRANSFER AGENT
     Pioneering Services Corporation

--------------------------------------------------------------------------------
     PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS

     Your investment representative can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-800-225-6292.

     FACTFONE(SM)
     Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.

     90-DAY REINSTATEMENT PRIVILEGE (FOR CLASS A SHARES)
     Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 90 days of your redemption. You have the choice of investing in any Pioneer fund, as long as you meet its minimum investment requirement.

     INVESTOMATIC PLAN
     An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.

     PAYROLL INVESTMENT PROGRAM (PIP)
     Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

--------------------------------------------------------------------------------

     AUTOMATIC EXCHANGE PROGRAM
     A simple way to move money from a money market or bond fund into a stock fund over a period of time. Just invest a lump sum in a Pioneer money market fund or bond fund. Then, select the Pioneer equity fund or funds you wish to invest in, and choose the amounts and dates for Pioneer to sell shares of your money market or bond fund and use the proceeds to buy shares of the Pioneer equity fund you have chosen. Over time, your original investment will be shifted to your Pioneer equity fund.

     DIRECTED DIVIDENDS
     Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)

     DIRECT DEPOSIT
     Lets you move money into your bank account using electronic funds transfer (EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

     SYSTEMATIC WITHDRAWAL PLAN (SWP)
     Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)

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HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

CALL US FOR:

ACCOUNT INFORMATION, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                1-800-225-6292

FACTFONE[SM] for automated fund yields, prices,
account information and transactions                             1-800-225-4321

RETIREMENT PLANS INFORMATION                                     1-800-622-0176

TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)                     1-800-225-1997


WRITE TO US:

Pioneer Services Corporation
60 State Street
Boston, Massachusetts 02109


OUR TOLL-FREE FAX                                                1-800-225-4240


OUR INTERNET E-MAIL ADDRESS                                ASK.PIONEER@PIOG.COM
(for general questions about Pioneer only)


VISIT OUR WEB SITE:                                        WWW.PIONEERFUNDS.COM




THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT FUND PROSPECTUS.


          Pioneer Funds Distributor, Inc.        0897 - 4368
[Logo     60 State Street                   (C)  PIONEER FUNDS DISTRIBUTOR, INC.
PIONEER]  Boston, Massachusetts 02109            PRINTED ON RECYCLED PAPER